FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 1, 2000


                         CAROLINA POWER & LIGHT COMPANY
             (Exact name of registrant as specified in its charter)



        North Carolina              1-3382                    56-0165465
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
        of incorporation)         File Number)             Identification No.)

           411 Fayetteville Street, Raleigh, North Carolina 27601-1748
           -----------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (919) 546-6111

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ITEM 5.  OTHER EVENTS

         (a) UNDERWRITING AGREEMENT. The Registrant has entered into an Underwriting Agreement, dated April 5, 2000, with Chase Securities Inc. and Banc One Capital Markets, Inc., as Representative of several Underwriters, in connection with the offering of Senior Notes, 7.50% Series Due April 1, 2005 (the "Senior Notes Due 2005"), registered with the Securities and Exchange Commission on Form S-3 (Reg. No. 333-69237). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.

         (b) SENIOR NOTE INDENTURE. The Registrant entered into an Indenture (For Senior Notes), dated as of March 1, 1999, and a Second Supplemental Senior
Note Indenture, dated as of April 1, 2000, with The Bank of New York, as Trustee, in connection with the offering of the Senior Notes Due 2005. A copy of the Second Supplemental Senior Note Indenture is filed herewith as Exhibit 4(a).

         (c) SIXTY-EIGHTH SUPPLEMENTAL INDENTURE TO THE MORTGAGE. The Registrant has entered into a Sixty-eighth Supplemental Indenture, dated as of April 1, 2000, to its Mortgage and Deed of Trust, dated May 1, 1940 (the "Mortgage"), with The Bank of New York and Douglas J. MacInnes, as Trustees, in connection with the issuance of the Registrant's First Mortgage Bonds, 7.50% Senior Note Series due April 1, 2005, which are being delivered as security for the Senior Notes Due 2005. A copy of the Sixty-eighth Supplemental Indenture to the Mortgage is filed herewith as Exhibit 4(b).

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      EXHIBITS.

                  1 Underwriting Agreement, dated April 5, 2000, between Carolina Power & Light Company and Chase Securities, Inc. and Banc One Capital Markets, Inc., as Representative of several Underwriters.

                  4(a) Second Supplemental Senior Note Indenture, dated as of April 1, 2000, between Carolina Power & Light Company and The Bank of New York, as Trustee.

                  4(b) Sixty-eighth Supplemental Indenture, dated as of April 1, 2000, to Carolina Power & Light Company's Mortgage and Deed of Trust, dated May 1, 1940, between Carolina Power & Light Company and The Bank of New York and Douglas J. MacInnes, as Trustees.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAROLINA POWER & LIGHT COMPANY
                                            ------------------------------
                                                       Registrant


                                            By: /s/ Robert B. McGehee
                                                --------------------------------
                                                         Robert B. McGehee
                                                     Executive Vice President

Date:  April 20, 2000




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                                  EXHIBIT INDEX

1 Underwriting Agreement, dated April 5, 2000, between Carolina Power & Light Company and Chase Securities, Inc. and Banc One Capital Markets, Inc., as Representative of several Underwriters.

4(a) Second Supplemental Senior Note Indenture, dated as of April 1, 2000, between Carolina Power & Light Company and The Bank of New York, as Trustee.

4(b) Sixty-eighth Supplemental Indenture, dated as of April 1, 2000, to Carolina Power & Light Company's Mortgage and Deed of Trust, dated May 1, 1940, between Carolina Power & Light Company and The Bank of New York and Douglas J. MacInnes, as Trustees.